UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

February 17, 2005

(Date of earliest event reported)

RAYOVAC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    OTHER EVENTS.

On February 17, 2005, Rayovac Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 17, 2005 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2005	RAYOVAC CORPORATION

By:	/s/ Randall J. Steward

Name:	Randall J. Steward
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 17, 2005 issued by the Company.

Exhibit 99.1

[LOGO]

Rayovac Announces Annual Shareholder Meeting

ATLANTA, Feb. 17 /PRNewswire-FirstCall/ — Rayovac Corp. (NYSE: ROV) announced today that its annual shareholder meeting will be held on April 27, 2005, at 8:00 a.m. CST, at Rayovac’s North American headquarters located at 601 Rayovac Drive in Madison, Wisconsin. Shareholders of record as of March 15, 2005 will be entitled to vote at the meeting. A more detailed description of the matters to be discussed at the annual meeting will be included in a proxy statement to be filed with the Securities and Exchange Commission and mailed to shareholders in March 2005.

About Rayovac:

Rayovac is a global consumer products company and a leading supplier of batteries, lawn and garden care products, specialty pet supplies and shaving and grooming products. Through a diverse and growing portfolio of world-class brands, Rayovac holds leading market positions in a number of major product categories. The company’s products are sold by the world’s top 20 retailers and are available in over one million stores in 120 countries around the world. Headquartered in Atlanta, Georgia, Rayovac generates approximately $2.5 billion in annual revenues and has approximately 9,300 employees worldwide. The company’s stock trades on the New York Stock Exchange under the symbol ROV.

Forward Looking Statements

Certain matters discussed in this news release, with the exception of historical matters, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of risks, uncertainties and other factors that could cause results to differ materially from those anticipated as of the date of this release. Actual results may differ materially from these statements as a result of (1) our ability to achieve anticipated synergies and efficiencies as a result of this transaction, (2) changes in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (3) changes in consumer demand for the various types of products Rayovac and United offer, (4) changes in the general economic conditions where Rayovac and United do business, such as stock market prices, interest rates, currency exchange rates, inflation and raw material costs, (5) our ability to successfully implement manufacturing, distribution and other cost efficiencies and (6) various other factors, including those discussed herein and those set forth in Rayovac’s and United’s securities filings, including their most recently filed Forms 10Q and Annual Reports on Form 10-K.